                       Chase Manhattan Bank USA, N.A.
                   Monthly Certificateholder's Statement

                       Chase Credit Card Master Trust
                               Series 1996-4

                                                                                                        Distribution Date:   6/15/99

Section 5.2 - Supplement                                      Class A          Class B         Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00               0.00              0.00                0.00

(ii)   Monthly Interest Distributed                          5,675,541.67         493,634.91        667,909.22        6,837,085.80
       Deficiency Amounts                                            0.00               0.00                                  0.00
       Additional Interest                                           0.00               0.00                                  0.00
       Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)  Collections of Principal Receivables                173,299,936.40      14,441,578.84     18,567,932.85      206,309,448.10

(iv)   Collections of Finance Charge Receivables            21,838,843.28       1,819,893.21      2,339,886.47       25,998,622.95

(v)    Aggregate Amount of Principal Receivables                                                                 18,118,082,233.87

                          Investor Interest              1,400,000,000.00     116,666,000.00    150,000,666.67    1,666,666,666.67
                          Adjusted Interest              1,400,000,000.00     116,666,000.00    150,000,666.67    1,666,666,666.67

                                        Series
       Floating Investor Percentage         9.20%                   84.00%              7.00%             9.00%             100.00%
       Fixed Investor Percentage            9.20%                   84.00%              7.00%             9.00%             100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
               Current                                                                                                       96.19%
               30 to 59 days                                                                                                  1.21%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.76%
                                                                                                                 ------------------
                          Total Receivables                                                                                 100.00%

(vii)  Investor Default Amount                               7,348,034.11         612,332.68        787,292.87        8,747,659.65

(viii) Investor Charge-Offs                                          0.00               0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00               0.00              0.00

(x)    Servicing Fee                                         1,166,666.67          97,221.67        125,000.56        1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.42%

(xii)  Reallocated Monthly Principal                                                    0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)      1,400,000,000.00     116,666,000.00    150,000,666.67    1,666,666,666.67

(xiv)  LIBOR                                                                                                               4.90250%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                      20,672,176.61       1,722,671.54      2,214,885.91       24,609,734.06

(xxii) Certificate Rate                                           5.03250%           5.25250%          5.52750%

------------------------------------------------------------------------------------------------------------------------------------

                       Chase Manhattan Bank USA, N.A.
                   Monthly Certificateholder's Statement

                       Chase Credit Card Master Trust
                               Series 1997-1


                                                                                                        Distribution Date:   6/15/99

Section 5.2 - Supplement                                        Class A          Class B          Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                0.00              0.00              0.00                 0.00

(ii)    Monthly Interest Distributed                         4,624,996.53        400,854.80        551,120.17         5,576,971.49
        Deficiency Amounts                                           0.00              0.00                                   0.00
        Additional Interest                                          0.00              0.00                                   0.00
        Accrued and Unpaid Interest                                                                      0.00                 0.00

(iii)   Collections of Principal Receivables               142,353,519.19     11,862,752.00     15,252,204.03       169,468,475.22

(iv)    Collections of Finance Charge Receivables           17,939,049.84      1,494,915.62      1,922,046.25        21,356,011.71

(v)     Aggregate Amount of Principal Receivables                                                                18,118,082,233.87

                            Investor Interest            1,150,000,000.00     95,833,000.00    123,214,619.00     1,369,047,619.00
                            Adjusted Interest            1,150,000,000.00     95,833,000.00    123,214,619.00     1,369,047,619.00

                                        Series
        Floating Investor Percentage          7.56%                 84.00%             7.00%             9.00%              100.00%
        Fixed Investor Percentage             7.56%                 84.00%             7.00%             9.00%              100.00%

(vi)    Receivables Delinquent (As % of
        Total Receivables)
               Current                                                                                                       96.19%
               30 to 59 days                                                                                                  1.21%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.76%
                                                                                                                 ------------------
                          Total Receivables                                                                                 100.00%

(vii)   Investor Default Amount                              6,035,885.16        502,988.68        646,703.73         7,185,577.57

(viii)  Investor Charge-Offs                                         0.00              0.00              0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                   0.00              0.00              0.00

(x)     Servicing Fee                                          958,333.33         79,860.83        102,678.85         1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.42%

(xii)   Reallocated Monthly Principal                                                  0.00              0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)     1,150,000,000.00     95,833,000.00    123,214,619.00     1,369,047,619.00

(xiv)   LIBOR                                                                                                              4.90250%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                     16,980,716.50      1,415,054.79      1,819,367.40        20,215,138.69

(xxii)  Certificate Rate                                          4.99250%          5.19250%          5.55250%
------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2


                                                                                                       Distribution Date:  6/15/99
                                                                                                             Period Type:  Revolving

Section 5.2 - Supplement                                        Class A          Class B          Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00             0.00              0.00                  0.00

(ii)   Monthly Interest Distributed                           7,875,000.00       458,095.13        513,096.60          8,846,191.72
       Deficiency Amounts                                             0.00             0.00                                    0.00
       Additional Interest                                            0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                 185,678,503.29    10,549,881.20     14,769,914.76        210,998,299.25

(iv)   Collections of Finance Charge Receivables             23,398,760.66     1,329,470.78      1,861,269.31         26,589,500.75

(v)    Aggregate Amount of Principal Receivables                                                                  18,118,082,233.87

                           Investor Interest              1,500,000,000.00    85,227,000.00    119,318,455.00      1,704,545,455.00
                           Adjusted Interest              1,500,000,000.00    85,227,000.00    119,318,455.00      1,704,545,455.00

                                        Series
       Floating Investor Percentage          9.41%                   88.00%            5.00%             7.00%               100.00%
       Fixed Investor Percentage             9.41%                   88.00%            5.00%             7.00%               100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
                Current                                                                                                       96.19%
                30 to 59 days                                                                                                  1.21%
                60 to 89 days                                                                                                  0.84%
                90 or more days                                                                                                1.76%
                                                                                                                 ------------------
                           Total Receivables                                                                                 100.00%

(vii)  Investor Default Amount                                7,872,893.69       447,322.07        626,254.34          8,946,470.10

(viii) Investor Charge-Offs                                           0.00             0.00              0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00             0.00              0.00

(x)    Servicing Fee                                          1,250,000.00        71,022.50         99,432.05          1,420,454.55

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         12.42%

(xii)  Reallocated Monthly Principal                                                   0.00              0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)       1,500,000,000.00    85,227,000.00    119,318,455.00      1,704,545,455.00

(xiv)  LIBOR                                                                                                                4.90250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                       22,148,760.66     1,258,448.28      1,761,837.27         25,169,046.21

(xxii) Certificate Rate                                            6.30000%         6.45000%          5.40250%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3


                                                                                                        Distribution Date:   6/15/99
                                                                                                             Period Type:  Revolving

Section 5.2 - Supplement                                        Class A          Class B          Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                 0.00             0.00            0.00                   0.00

(ii)    Monthly Interest Distributed                          4,235,625.00        88,148.18      121,967.67           4,445,740.85
        Deficiency Amounts                                            0.00             0.00                                   0.00
        Additional Interest                                           0.00             0.00                                   0.00
        Accrued and Unpaid Interest                                                                    0.00                   0.00

(iii)   Collections of Principal Receivables                 30,946,417.21     2,578,826.84    3,315,728.87          36,840,972.92

(iv)    Collections of Finance Charge Receivables             3,899,793.44       324,977.59      417,840.22           4,642,611.25

(v)     Aggregate Amount of Principal Receivables                                                                18,118,082,233.87

                          Investor Interest                 250,000,000.00    20,833,000.00   26,786,048.00         297,619,048.00
                          Adjusted Interest                 250,000,000.00    20,833,000.00   26,786,048.00         297,619,048.00

                                          Series
        Floating Investor Percentage           1.64%                 84.00%            7.00%           9.00%                100.00%
        Fixed Investor Percentage              1.64%                 84.00%            7.00%           9.00%                100.00%

(vi)    Receivables Delinquent (As % of
        Total Receivables)
               Current                                                                                                       96.19%
                30 to 59 days                                                                                                 1.21%
                60 to 89 days                                                                                                 0.84%
                90 or more days                                                                                               1.76%
                                                                                                                 -----------------
                          Total Receivables                                                                                 100.00%

(vii)   Investor Default Amount                               1,312,148.95       109,344.00      140,589.14           1,562,082.08

(viii)  Investor Charge-Offs                                          0.00             0.00            0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                    0.00             0.00            0.00

(x)     Servicing Fee                                           208,333.33        17,360.83       22,321.71             248,015.87

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.46%

(xii)   Reallocated Monthly Principal                                                  0.00            0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)        250,000,000.00    20,833,000.00   26,786,048.00         297,619,048.00

(xiv)   LIBOR                                                                                                              4.90250%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Interest Funding Account Balance                      2,823,750.00                                            2,823,750.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall                                                                                0.00

(xix)   Interest Funding Account Investment Proceeds                                                                      9,606.77

(xix)   Available Funds                                       6,524,816.88       307,616.75      395,518.51           7,227,952.14

(xx)    Certificate Rate                                           6.77700%         5.25250%        5.65250%
------------------------------------------------------------------------------------------------------------------------------------


                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4


                                                                                                        Distribution Date:   6/15/99
                                                                                                             Period Type:  Revolving

Section 5.2 - Supplement                                     Class A          Class B         Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                        2,446,875.00       211,961.81       281,714.29          2,940,551.09
       Deficiency Amounts                                          0.00             0.00                                   0.00
       Additional Interest                                         0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                   0.00                  0.00

(iii)  Collections of Principal Receivables               74,271,401.31     6,189,283.44     7,957,650.23         88,418,334.99

(iv)   Collections of Finance Charge Receivables           9,359,504.26       779,958.69     1,002,804.04         11,142,266.99

(v)    Aggregate Amount of Principal Receivables                                                              18,118,082,233.87

                        Investor Interest                600,000,000.00    50,000,000.00    64,285,715.00        714,285,715.00
                        Adjusted Interest                600,000,000.00    50,000,000.00    64,285,715.00        714,285,715.00

                                      Series
       Floating Investor Percentage       3.94%                   84.00%            7.00%            9.00%               100.00%
       Fixed Investor Percentage          3.94%                   84.00%            7.00%            9.00%               100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
                Current                                                                                                   96.19%
                30 to 59 days                                                                                              1.21%
                60 to 89 days                                                                                              0.84%
                90 or more days                                                                                            1.76%
                                                                                                              ------------------
                        Total Receivables                                                                                100.00%

(vii)  Investor Default Amount                             3,149,157.47       262,429.79       337,409.73          3,748,997.00

(viii )Investor Charge-Offs                                        0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00             0.00             0.00

(x)    Servicing Fee                                         500,000.00        41,666.67        53,571.43            595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                     12.42%

(xii)  Reallocated Monthly Principal                                                0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)      600,000,000.00    50,000,000.00    64,285,715.00        714,285,715.00

(xiv)  LIBOR                                                                                                           4.90250%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                     8,859,504.26       738,292.02       949,232.61        10,547,028.89

(xxii) Certificate Rate                                         5.06250%         5.26250%         5.50250%

------------------------------------------------------------------------------------------------------------------------------------

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5


                                                                                                        Distribution Date:   6/15/99
                                                                                                             Period Type:  Revolving

Section 5.2 - Supplement                                        Class A          Class B       Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00             0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                         2,580,833.33       151,230.58       177,897.74           2,909,961.65
       Deficiency Amounts                                           0.00             0.00                                    0.00
       Additional Interest                                          0.00             0.00             0.00                   0.00
       Accrued and Unpaid Interest                                                                                           0.00

(iii)  Collections of Principal Receivables                61,892,834.43     3,516,627.07     4,923,305.00          70,332,766.50

(iv)   Collections of Finance Charge Receivables            7,799,586.89       443,156.93       620,423.11           8,863,166.93

(v)    Aggregate Amount of Principal Receivables                                                                18,118,082,233.87

                         Investor Interest                500,000,000.00    28,409,000.00    39,772,819.00         568,181,819.00
                         Adjusted Interest                500,000,000.00    28,409,000.00    39,772,819.00         568,181,819.00

                                       Series
       Floating Investor Percentage           3.14%                88.00%            5.00%            7.00%                100.00%
       Fixed Investor Percentage              3.14%                88.00%            5.00%            7.00%                100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
                Current                                                                                                     96.19%
                30 to 59 days                                                                                                1.21%
                60 to 89 days                                                                                                0.84%
                90 or more days                                                                                              1.76%
                                                                                                                ------------------
                         Total Receivables                                                                                 100.00%

(vii)  Investor Default Amount                              2,624,297.90       149,107.36       208,751.45           2,982,156.70

(viii) Investor Charge-Offs                                         0.00             0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00             0.00             0.00

(x)    Servicing Fee                                          416,666.67        23,674.17        33,144.02             473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.42%

(xii)  Reallocated Monthly Principal                                                 0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)       500,000,000.00    28,409,000.00    39,772,819.00         568,181,819.00

(xiv)  LIBOR                                                                                                              4.90250%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                      7,382,920.22       419,482.76       587,279.10           8,389,682.08

(xxii) Certificate Rate                                          6.19400%         6.38800%         5.55250%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2


                                                                                                        Distribution Date:   6/15/99
                                                                                                             Period Type:  Revolving

Section 5.2 - Supplement                                        Class A          Class B          Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00               0.00              0.00                  0.00

(ii)   Monthly Interest Distributed                                0.00         276,705.57        371,306.46            648,012.03
       Deficiency Amounts                                          0.00               0.00                                    0.00
       Additional Interest                                         0.00               0.00                                    0.00
       Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)  Collections of Principal Receivables               99,028,535.09       8,252,295.40     10,610,282.79        117,891,113.27

(iv)   Collections of Finance Charge Receivables          12,479,339.02       1,039,934.52      1,337,082.45         14,856,355.98

(v)    Aggregate Amount of Principal Receivables                                                                 18,118,082,233.87

                        Investor Interest                800,000,000.00      66,666,000.00     85,714,953.00        952,380,953.00
                        Adjusted Interest                800,000,000.00      66,666,000.00     85,714,953.00        952,380,953.00

                                       Series
       Floating Investor Percentage        5.26%                  84.00%              7.00%             9.00%               100.00%
       Fixed Investor Percentage           5.26%                  84.00%              7.00%             9.00%               100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
               Current                                                                                                       96.19%
               30 to 59 days                                                                                                  1.21%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.76%
                                                                                                                 ------------------
                        Total Receivables                                                                                   100.00%

(vii)  Investor Default Amount                             4,198,876.63         349,902.89        449,883.14          4,998,662.66

(viii) Investor Charge-Offs                                        0.00               0.00              0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00               0.00              0.00

(x)    Servicing Fee                                         666,666.67          55,555.00         71,429.13            793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.43%

(xii)  Reallocated Monthly Principal                                                  0.00              0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)      800,000,000.00      66,666,000.00     85,714,953.00        952,380,953.00

(xiv)  LIBOR                                                                                                               4.90250%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Interest Funding Account Balance                            0.00                                                       0.00

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall                                                                                 0.00

(xix)  Interest Funding Account Investment Proceeds                                                                       3,768.24

(xix)  Available Funds                                    11,816,440.59         984,379.52      1,265,653.32         14,066,473.43

(xx)   Certificate Rate                                         4.99207%           5.15250%          5.37750%

------------------------------------------------------------------------------------------------------------------------------------


                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3


                                                                                                        Distribution Date:   6/15/99
                                                                                                             Period Type:  Revolving

Section 5.2 - Supplement                                     Class A           Class B        Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                              0.00              0.00             0.00                  0.00

(ii)    Monthly Interest Distributed                       3,000,000.00        174,711.25       210,803.31          3,385,514.56
        Deficiency Amounts                                         0.00              0.00                                   0.00
        Additional Interest                                        0.00              0.00             0.00                  0.00
        Accrued and Unpaid Interest                                                                                         0.00

(iii)   Collections of Principal Receivables              74,271,401.31      4,219,853.45     5,908,064.93         84,399,319.70

(iv)    Collections of Finance Charge Receivables          9,359,504.26        531,775.83       744,520.20         10,635,800.30

(v)     Aggregate Amount of Principal Receivables                                                              18,118,082,233.87

                        Investor Interest                600,000,000.00     34,090,000.00    47,728,182.00        681,818,182.00
                        Adjusted Interest                600,000,000.00     34,090,000.00    47,728,182.00        681,818,182.00

                                       Series
        Floating Investor Percentage       3.76%                  88.00%             5.00%            7.00%               100.00%
        Fixed Investor Percentage          3.76%                  88.00%             5.00%            7.00%               100.00%

(vi)    Receivables Delinquent (As % of
        Total Receivables)
               Current                                                                                                     96.19%
               30 to 59 days                                                                                                1.21%
               60 to 89 days                                                                                                0.84%
               90 or more days                                                                                              1.76%
                                                                                                                -----------------
                        Total Receivables                                                                                 100.00%

(vii)   Investor Default Amount                            3,149,157.47        178,924.63       250,505.94          3,578,588.04

(viii)  Investor Charge-Offs                                       0.00              0.00             0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                 0.00              0.00             0.00

(x)     Servicing Fee                                        500,000.00         28,408.33        39,773.49            568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                     12.42%

(xii)   Reallocated Monthly Principal                                                0.00             0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)     600,000,000.00     34,090,000.00    47,728,182.00        681,818,182.00

(xiv)   LIBOR                                                                                                            4.90250%

(xv)    Principal Funding Account Balance                                                                                   0.00

(xvii)  Accumulation Shortfall                                                                                              0.00

(xviii) Principal Funding Investment Proceeds                                                                               0.00

(xx)    Principal Investment Funding Shortfall                                                                              0.00

(xxi)   Available Funds                                    8,859,504.26        503,367.50       704,746.72         10,067,618.48

(xxii)  Certificate Rate                                        6.00000%          6.15000%         5.55250%

------------------------------------------------------------------------------------------------------------------------------------


                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5


                                                                                                        Distribution Date:   6/15/99
                                                                                                             Period Type:  Revolving

Section 5.2 - Supplement                                     Class A          Class B         Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00             0.00             0.00                  0.00

(ii)    Monthly Interest Distributed                        2,650,781.25       229,622.46       318,751.35          3,199,155.07
        Deficiency Amounts                                          0.00             0.00                                   0.00
        Additional Interest                                         0.00             0.00                                   0.00
        Accrued and Unpaid Interest                                                                   0.00                  0.00

(iii)   Collections of Principal Receivables               80,460,684.76     6,704,974.54     8,620,870.20         95,786,529.50

(iv)    Collections of Finance Charge Receivables          10,139,462.95       844,944.85     1,086,381.43         12,070,789.23

(v)     Aggregate Amount of Principal Receivables                                                              18,118,082,233.87

                        Investor Interest                 650,000,000.00    54,166,000.00    69,643,524.00        773,809,524.00
                        Adjusted Interest                 650,000,000.00    54,166,000.00    69,643,524.00        773,809,524.00

                                        Series
        Floating Investor Percentage        4.27%                  84.00%            7.00%            9.00%               100.00%
        Fixed Investor Percentage           4.27%                  84.00%            7.00%            9.00%               100.00%

(vi)    Receivables Delinquent (As % of
        Total Receivables)
               Current                                                                                                     96.19%
               30 to 59 days                                                                                                1.21%
               60 to 89 days                                                                                                0.84%
               90 or more days                                                                                              1.76%
                                                                                                               ------------------
                        Total Receivables                                                                                 100.00%

(vii)   Investor Default Amount                             3,411,587.26       284,295.44       365,530.71          4,061,413.41

(viii)  Investor Charge-Offs                                        0.00             0.00             0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00             0.00             0.00

(x)     Servicing Fee                                         541,666.67        45,138.33        58,036.27            644,841.27

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                     12.42%

(xii)   Reallocated Monthly Principal                                                0.00             0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      650,000,000.00    54,166,000.00    69,643,524.00        773,809,524.00

(xiv)   LIBOR                                                                                                            4.90250%

(xv)    Principal Funding Account Balance                                                                                   0.00

(xvii)  Accumulation Shortfall                                                                                              0.00

(xviii) Principal Funding Investment Proceeds                                                                               0.00

(xx)    Principal Investment Funding Shortfall                                                                              0.00

(xxi)   Available Funds                                     9,597,796.28       799,806.51     1,028,345.16         11,425,947.96

(xxii)  Certificate Rate                                         5.06250%         5.26250%         5.75250%

------------------------------------------------------------------------------------------------------------------------------------


                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6


                                                                                                        Distribution Date:   6/15/99
                                                                                                             Period Type:  Revolving

Section 5.2 - Supplement                                     Class A          Class B         Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00              0.00              0.00                  0.00

(ii)   Monthly Interest Distributed                       2,703,142.36        236,167.52        330,525.53          3,269,835.42
       Deficiency Amounts                                         0.00              0.00                                    0.00
       Additional Interest                                        0.00              0.00                                    0.00
       Accrued and Unpaid Interest                                                                    0.00                  0.00

(iii)  Collections of Principal Receivables              80,460,684.76      6,704,974.54      8,620,870.20         95,786,529.50

(iv)   Collections of Finance Charge Receivables         10,139,462.95        844,944.85      1,086,381.43         12,070,789.23

(v)    Aggregate Amount of Principal Receivables                                                               18,118,082,233.87

                        Investor Interest               650,000,000.00     54,166,000.00     69,643,524.00        773,809,524.00
                        Adjusted Interest               650,000,000.00     54,166,000.00     69,643,524.00        773,809,524.00

                                      Series
       Floating Investor Percentage       4.27%                  84.00%             7.00%             9.00%               100.00%
       Fixed Investor Percentage          4.27%                  84.00%             7.00%             9.00%               100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
               Current                                                                                                     96.19%
               30 to 59 days                                                                                                1.21%
               60 to 89 days                                                                                                0.84%
               90 or more days                                                                                              1.76%
                                                                                                               ------------------
                        Total Receivables                                                                                 100.00%

(vii)  Investor Default Amount                            3,411,587.26        284,295.44        365,530.71          4,061,413.41

(viii) Investor Charge-Offs                                       0.00              0.00              0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00              0.00              0.00

(x)    Servicing Fee                                        541,666.67         45,138.33         58,036.27            644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      12.42%

(xii)  Reallocated Monthly Principal                                                0.00              0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)     650,000,000.00     54,166,000.00     69,643,524.00        773,809,524.00

(xiv)  LIBOR                                                                                                             4.90250%

(xv)   Principal Funding Account Balance                                                                                    0.00

(xvii) Accumulation Shortfall                                                                                               0.00

(xviii)Principal Funding Investment Proceeds                                                                                0.00

(xx)   Principal Investment Funding Shortfall                                                                               0.00

(xxi)  Available Funds                                    9,597,796.28        799,806.51      1,028,345.16         11,425,947.96

(xxii) Certificate Rate                                        5.16250%          5.41250%          6.05126%

------------------------------------------------------------------------------------------------------------------------------------


                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1


                                                                                                        Distribution Date:   6/15/99
                                                                                                             Period Type:  Revolving

Section 5.2 - Supplement                                     Class A          Class B         Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00              0.00              0.00                  0.00

(ii)   Monthly Interest Distributed                       3,058,593.75        266,462.67        388,554.69          3,713,611.11
       Deficiency Amounts                                         0.00              0.00                                    0.00
       Additional Interest                                        0.00              0.00                                    0.00
       Accrued and Unpaid Interest                                                                    0.00                  0.00

(iii)  Collections of Principal Receivables              92,839,251.64      7,736,604.30      9,947,062.69        110,522,918.64

(iv)   Collections of Finance Charge Receivables         11,699,380.33        974,948.36      1,253,505.04         13,927,833.73

(v)    Aggregate Amount of Principal Receivables                                                               18,118,082,233.87

                        Investor Interest               750,000,000.00     62,500,000.00     80,357,143.00        892,857,143.00
                        Adjusted Interest               750,000,000.00     62,500,000.00     80,357,143.00        892,857,143.00

                                      Series
       Floating Investor Percentage        4.93%                 84.00%             7.00%             9.00%               100.00%
       Fixed Investor Percentage           4.93%                 84.00%             7.00%             9.00%               100.00%

(vi)   Receivables Delinquent (As % of
       Total Receivables)
               Current                                                                                                     96.19%
               30 to 59 days                                                                                                1.21%
               60 to 89 days                                                                                                0.84%
               90 or more days                                                                                              1.76%
                                                                                                               ------------------
                        Total Receivables                                                                                 100.00%

(vii)  Investor Default Amount                            3,936,446.84        328,037.24        421,762.16          4,686,246.24

(viii) Investor Charge-Offs                                       0.00              0.00              0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00              0.00              0.00

(x)    Servicing Fee                                        625,000.00         52,083.33         66,964.29            744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      12.42%

(xii)  Reallocated Monthly Principal                                                0.00              0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)     750,000,000.00     62,500,000.00     80,357,143.00        892,857,143.00

(xiv)  LIBOR                                                                                                             4.90250%

(xv)   Principal Funding Account Balance                                                                                    0.00

(xvii) Accumulation Shortfall                                                                                               0.00

(xviii)Principal Funding Investment Proceeds                                                                                0.00

(xx)   Principal Investment Funding Shortfall                                                                               0.00

(xxi)  Available Funds                                   11,074,380.33        922,865.03      1,186,540.75         13,183,786.11

(xxii) Certificate Rate                                        5.06250%          5.29250%          6.10250%

------------------------------------------------------------------------------------------------------------------------------------